                                                                    EXHIBIT 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles S. Byrne, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Hytek Microsystems, Inc. on Form 10-KSB for the quarterly period ended June 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Hytek Microsystems, Inc.

                            By:  /s/ Charles S. Byrne
                               -------------------------------------------------
                            Name:  Charles S. Byrne
                            Title: Chairman, President & Chief Executive Officer

I, Sally B. Chapman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Hytek Microsystems, Inc. on Form 10-QSB for the quarterly period ended June 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Hytek Microsystems, Inc.

                            By:    /s/ Sally B. Chapman
                               -------------------------------------------------
                            Name:  Sally B. Chapman
                            Title: Chief Financial Officer & Secretary